UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2020

Core Molding Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-12505	31-1481870
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Manor Park Drive Columbus, Ohio		43228-0183
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (614) 870-5000
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CMT	NYSE American LLC
Preferred Stock purchase rights, par value $0.01	N/A	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2020, Core Molding Technologies, Inc. (the "Company") announced that Terrence O'Donovan, Executive Vice President of Marketing and Sales, would no longer be employed by the Company after January 31, 2020.

In connection with Mr. O’Donovan’s separation, on January 28, 2020, the Company and Mr. O'Donovan entered into a Confidential Release Agreement (the "Release Agreement"). Pursuant to the Release Agreement, Mr. O’Donovan agreed to, among other things, (a) receive compensation in accordance with section 5(b) of his employment agreement, which provides twelve months compensation equal to base salary as of termination date, (b) direct payment for Mr. O’Donovan’s portion of monthly COBRA premiums for twelve months following Release Agreement effective date, (c) vesting of 33,473 of previously awarded unvested restricted stock shares, which restricted stock shares will vest in three equal installments on July 31, 2020, January 31, 2021, and July 31, 2021, (d) customary non-disparagement and confidentiality covenants and (e) release and waive any and all claims against the Company and its representatives, including claims that arise out of his employment or relationship with the Company or any of its representatives and the cessation of his employment, except for the enforcement of the Release Agreement.

A copy of the Separation Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Exhibits

Exhibit Number	Description
10.1	Separation Agreement entered into with Terrence O'Donovan, Executive Vice President of Marketing and Sales, dated January 28,2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE MOLDING TECHNOLOGIES, INC.
January 30, 2020	By:	/s/ John P. Zimmer

Name: John P. Zimmer
Title: Vice President, Secretary, Treasurer and Chief Financial Officer